UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 4, 2016

ANADIGICS, Inc.

(Exact Name of Registrant as Specified in Charter)

__________________________

Delaware	0-25662	22-2582106
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

141 Mt. Bethel Road Warren, New Jersey		07059
(Address of Principal Executive Offices)		(Zip Code)

(908) 668-5000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

____________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 8.01         Other Events.

On January 6, 2016, ANADIGICS, Inc. (the “Company”) announced that a competing bidder made a “Superior Offer,” as that term is defined in the Agreement and Plan of Merger dated November 11, 2015 by and among the Company, Aloha Holding Company, Inc., a Delaware corporation, and Aloha Acquisition Sub, Inc., a Delaware corporation (“GaAs Labs”), to acquire the Company, subject to the terms of a proposed merger agreement, for a per-share price of $0.62 surpassing GaAs Labs’s amended offer at $0.58 per share. A copy of the press release is attached as Exhibit 99.1 to this report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1            Press Release dated January 6, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 6, 2016

ANADIGICS, INC.

By: /s/ Ronald L. Michels

Name: Ronald L. Michels

Title: Chairman and Chief Executive Officer

2